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                                  Exhibit 23.1



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                         CONSENT OF INDEPENDENT AUDITORS


            We consent to the use of our report dated December 31, 1996, accompanying the financial statements of the Dean Witter Select Equity Trust Select 10 Industrial Portfolio 97-1, included herein and to the reference to our Firm as experts under the heading "Auditors" in the prospectus which is a part of this registration statement.


                                          Deloitte & Touche LLP
                                          Deloitte & Touche LLP
December 31, 1996
New York, New York